SUPPLEMENT TO THE PROSPECTUS

Supplement dated April 30, 2026, to the Prospectus dated December 29, 2025.

MFS® Mid Cap Growth Fund

Effective July 1, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Bradford Mak	July 2026	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Eric Fischman has announced his intention to retire effective April 30, 2027, and he will no longer be a portfolio manager of the fund as of that date.

Effective July 1, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Bradford Mak	Portfolio Manager	Employed in the investment area of MFS since 2010

OTC-SUP-I-043026